EXHIBIT 99.1.2

INSTRUCTIONS FOR USE OF BANKATLANTIC BANCORP, INC.

SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT GEORGESON, INC. OR YOUR BANK OR BROKER

AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by BankAtlantic Bancorp, Inc., a Florida corporation (the “Company”), to the holders of its Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and Class B Common Stock, par value $0.01 per share (“Class B Common Stock,” and collectively with Class A Common Stock, “Common Stock”), as described in the Company’s prospectus supplement, dated May 16, 2011, and accompanying base prospectus, dated May 4, 2010 (collectively, the “Prospectus”). Holders of record of shares of the Company’s Common Stock as of the close of business on May 12, 2011 (the “Record Date”) have been issued 0.624 subscription rights for each share of Common Stock held by them as of the close of business on the Record Date. No fractional subscription rights were issued. Rather, the total number of subscription rights issued to each shareholder was rounded up to the next largest whole number. Subscription rights exercisable to purchase up to an aggregate of $30 million of shares (40,000,000 shares) of Class A Common Stock have been distributed in connection with the Rights Offering.

Each whole subscription right is exercisable, upon payment of $0.75 (the “Subscription Price”), to purchase one share of Class A Common Stock (the “Basic Subscription Right”). In addition, each subscription rights holder who exercises his, her or its Basic Subscription Rights in full will be eligible to request to purchase (the “Over-Subscription Option”) at the Subscription Price additional shares of Class A Common Stock (the “Excess Shares”) that are not otherwise purchased pursuant to the exercise of Basic Subscription Rights by other subscription rights holders, subject to the Company’s right to reject such request as described in the Prospectus and to availability and allocation as follows. If there are not enough Excess Shares to satisfy all purchase requests made under the Over-Subscription Option, then the Excess Shares will be allocated pro-rata (subject to the elimination of fractional shares) among those subscription rights holders issued shares pursuant to purchase requests under the Over-Subscription Option, in proportion to the number of shares of Class A Common Stock each such subscription rights holder has purchased pursuant to his, her or its Basic Subscription Rights; provided, however, that if such pro-rata allocation results in any subscription rights holder being allocated a greater number of Excess Shares than such holder requested pursuant to the Over-Subscription Option, then such subscription rights holder will be allocated only such number of Excess Shares as such subscription rights holder subscribed for and the remaining Excess Shares will be allocated among all other subscription rights holders issued shares pursuant to purchase requests under the Over-Subscription Option on the same pro-rata basis described above. Such proration will be repeated until all Excess Shares have been allocated to fully satisfy all accepted purchase requests under the Over-Subscription Option. See “The Rights Offering—The Subscription Rights—Over-Subscription Option” in the Prospectus.

The subscription rights will expire at 5:00 p.m., New York City time, on June 16, 2011, unless extended in the sole discretion of the Company (such date and time, as it may be extended, the “Expiration Date”).

The number of subscription rights issued to you is printed on page 1 of your subscription rights certificate. You should indicate your wishes with regard to the exercise of your subscription rights by completing your subscription rights certificate and returning it (together with all other required documentation and full payment for the shares you wish to purchase) to the Subscription Agent in the envelope provided.

COMPUTERSHARE TRUST COMPANY, N.A., THE SUBSCRIPTION AGENT, MUST RECEIVE YOUR COMPLETED SUBSCRIPTION RIGHTS CERTIFICATE OR YOUR NOTICE OF GUARANTEED DELIVERY ON OR BEFORE THE EXPIRATION DATE. IN ADDITION, THE SUBSCRIPTION AGENT MUST RECEIVE PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, FOR ALL SUBSCRIPTION RIGHTS EXERCISED (INCLUDING THROUGH THE OVER-SUBSCRIPTION OPTION) ON OR BEFORE THE EXPIRATION DATE.

Subscription Rights. To exercise subscription rights, properly complete and execute your subscription rights certificate and send it, together with payment in full of the subscription price for each share of Class A Common Stock subscribed for pursuant to the Basic Subscription Rights and the Over-Subscription Option, to Computershare Trust Company, N.A. Delivery of the subscription rights certificate must be made by mail, express mail or overnight courier. FACSIMILE DELIVERY OF THE SUBSCRIPTION RIGHTS CERTIFICATE WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE VALID DELIVERY. All payments must be made in United States dollars by check or bank draft (cashier’s check) drawn on a U.S. bank or a money order payable to “Computershare Trust Company, N.A. acting as Subscription Agent for BankAtlantic Bancorp, Inc.” Your payment will be deemed to have been received by the Subscription Agent under the conditions described in the paragraph below entitled “Acceptance of Payments.”

Nominee Holders. Banks, brokers, trusts, depositaries or other nominee holders of the subscription rights who exercise the subscription rights on behalf of beneficial owners of subscription rights will be required to certify to the Subscription Agent and the Company, on a Nominee Holder Certification Form, as to the aggregate number shares subscribed for pursuant to the Basic Subscription Rights and Over-Subscription Option by each beneficial owner thereof (including such nominee holder itself) on whose behalf such nominee holder is acting.

Acceptance of Payments. Payments will be deemed to have been received by the Subscription Agent only upon (a) the clearance of any uncertified personal check or (b) the receipt by the Subscription Agent of any certified check or bank draft (cashier’s check) drawn on a U.S. bank or a money order. IF PAYING BY UNCERTIFIED PERSONAL CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST SEVEN BUSINESS DAYS TO CLEAR FOLLOWING RECEIPT BY THE SUBSCRIPTION AGENT. ACCORDINGLY, HOLDERS OF SUBSCRIPTION RIGHTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED PERSONAL CHECKS ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT THE SUBSCRIPTION AGENT RECEIVES CLEARED PAYMENT BY SUCH DATE. YOU ARE URGED TO CONSIDER PAYMENT BY MEANS OF A CERTIFIED CHECK, BANK DRAFT (CASHIER’S CHECK) OR MONEY ORDER.

Procedures for Guaranteed Delivery of a Subscription Rights Certificate. If you are unable to deliver a properly completed subscription rights certificate to the Subscription Agent on or before the Expiration Date, you may cause a written guarantee of delivery, substantially in the form available from the Subscription Agent (the “Notice of Guaranteed Delivery”), from a commercial bank, trust company, securities broker or dealer, credit union, savings association or other Eligible Guarantor Institution (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934) which is a member of or a participant in a signature guarantee program acceptable to the Subscription Agent, to be received by the Subscription Agent on or prior to the Expiration Date together with payment in full for the shares of Class A Common Stock subscribed for (including shares subscribed for pursuant to the Over-Subscription Option). Such Notice of Guaranteed Delivery must state your name, the number of subscription rights represented by your subscription rights certificate and the number of subscription rights being exercised pursuant to the Basic Subscription Rights and the Over-Subscription Option, and guarantee the delivery of your properly completed and executed subscription rights certificate by 5:00 p.m., New York City time, on the date that is three business days after the Expiration Date. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent at the address, or by calling the applicable telephone number, indicated on the following page.

Contacting the Subscription Agent and Information Agent. The Subscription Agent for the Rights Offering is Computershare Trust Company, N.A. You may contact the Subscription Agent as follows:

By Mail:

Computershare

c/o Voluntary Corporate Actions

P.O. Box 43011

Providence, RI 02940-3011

By Express Mail or Overnight Courier:

Computershare

c/o Voluntary Corporate Actions

Suite V, 250 Royall Street

Canton, MA 02021

Eligible Guarantor Institutions may transmit the notice of guaranteed delivery to the Subscription Agent by facsimile transmission to (617) 360-6810 (confirm by telephone to (781) 575-2332). FACSIMILE DELIVERY OF THE SUBSCRIPTION RIGHTS CERTIFICATE WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE VALID DELIVERY.

The Information Agent for the Rights Offering is Georgeson Inc. The address and telephone numbers of the Information Agent for inquiries, information or requests for additional documentation are as follows:

Georgeson Inc.

199 Water Street, 26 th Floor

New York, NY 10038

Shareholders: (888) 219-8320

Banks and Brokers: (212) 440-9800

Partial Exercises; Effect of Over- and Underpayments. If you exercise less than all of the Basic Subscription Rights evidenced by your subscription rights certificate, the Subscription Agent will issue to you a new subscription rights certificate evidencing the unexercised Basic Subscription Rights upon your request. However, if you choose to have a new subscription rights certificate sent to you, you may not receive any such new subscription rights certificate in sufficient time to permit the timely exercise thereof.

If you return your subscription rights certificate but do not indicate thereon the number of subscription rights being exercised, or if your payment is not sufficient to purchase the number of shares subscribed for, you will be deemed to have exercised the subscription rights with respect to the maximum number of shares which may be purchased based on the payment delivered.

If your payment exceeds the amount necessary to purchase the number of shares for which you have indicated an intention to subscribe, then you will be deemed to have exercised your Basic Subscription Rights in full and the Over-Subscription Option to purchase, to the extent available and accepted by the Company, that number of shares equal to the quotient obtained by dividing the total amount of your payment by the Subscription Price. Any remaining amount shall be returned to you by mail, without interest or deduction, as soon as practicable after the Expiration Date and after all determinations, allocations and adjustments contemplated by the terms of the Rights Offering have been effected.

Transfer of Rights. The subscription rights are not transferable in any way, except by operation of law.

Delivery of Stock Certificates. As soon as practicable after the Expiration Date and the valid exercise of subscription rights, the Subscription Agent will mail to each exercising subscription rights holder certificates representing the shares of Class A Common Stock purchased pursuant to his, her or its Basic Subscription Rights. As soon as practicable after the Expiration Date and after all determinations, allocations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will mail to each subscription rights holder allocated shares pursuant to purchase requests under the Over-Subscription Option certificates representing the shares of Class A Common Stock, if any, allocated to such subscription rights holder pursuant to his, her or its purchase request.

Excess Cash Payments. As soon as practicable after the Expiration Date and after all determinations, allocations and adjustments contemplated by the terms of the Rights Offering have been effected, the Subscription Agent will mail to each subscription rights holder any excess amount, without interest or deduction, paid by such subscription rights holder based on the number of shares of Class A Common Stock actually purchased by him, her or it in the Rights Offering.

To Have a Subscription Certificate Divided into Smaller Denominations. To have a subscription rights certificate divided into certificates for smaller numbers of subscription rights, send your subscription rights certificate, together with complete instructions (including specification of the whole number of subscription rights you wish to be evidenced by each new subscription rights certificate) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new subscription rights certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you may not receive such new subscription rights certificates in time to enable you to complete an exercise by the Expiration Date. Neither the Company nor the Subscription Agent will be liable to you for any such delays.

Execution.

(a) Execution by Registered Holder. The signature on the subscription rights certificate must correspond with the name of the registered holder exactly as it appears on the face of the subscription rights certificate, without any alteration or change whatsoever. Persons who sign the subscription rights certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than the Registered Holder. If the subscription rights certificate is executed by a person other than the holder named on the face of the subscription rights certificate, proper evidence of authority of the person executing the subscription rights certificate must accompany the same unless the Subscription Agent, in its sole and absolute discretion, dispenses with proof of authority.

(c) Signature Guarantees. If you specify special issuance or delivery instructions on your subscription rights certificate, your signature must be guaranteed by an Eligible Guarantor Institution.

Method of Delivery. The method of delivery to the Subscription Agent of subscription rights certificates and the payment for shares of Class A Common Stock subscribed for thereby will be at the election and risk of the subscription rights holder. If sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent prior to the Expiration Date.

Special Provisions Relating to the Delivery of Subscription Rights through Depository Facility Participants. In the case of holders of subscription rights that are held of record through The Depository Trust Company (“DTC”), exercises of the subscription rights may be effected by instructing DTC to transfer subscription rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment for all shares of Class A Common Stock subscribed for pursuant to the exercise of the Basic Subscription Rights and Over-Subscription Option.

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